Supplement dated May 18, 2018
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Alternative Strategies Fund	1/1/2018
 On March 7, 2018, the Fund's Board of Trustees approved the addition of AlphaSimplex Group, LLC (AlphaSimplex) to manage a portion of the Fund's assets, effective on or about May 23, 2018 (the Effective Date). Accordingly, on the Effective Date, the following changes are hereby made to the Fund's prospectus and summary prospectus.
On the Effective Date, the second paragraph under the subsection “Principal Investment Strategies” in the summary prospectus and the “Summary of the Fund” and “More Information About the Fund” sections of the prospectus is hereby superseded and replaced with the following:
Columbia Management is responsible for providing day-to-day portfolio management of a sleeve and is also responsible for oversight of the Subadvisers. The Fund’s Subadvisers are AlphaSimplex Group, LLC (AlphaSimplex), AQR Capital Management, LLC (AQR), Manulife Asset Management (US) LLC (Manulife), TCW Investment Management Company LLC (TCW) and Water Island Capital, LLC (Water Island). Columbia Management, subject to the oversight of the Fund’s Board of Trustees, determines the allocation of the Fund’s assets to each sleeve, and may change these allocations at any time. Columbia Management and the Subadvisers act independently of each other and use their own methodologies for selecting investments.
On the Effective Date, the sixth through ninth paragraphs under the subsection “Principal Investment Strategies” in the summary prospectus and the “Summary of the Fund” and “More Information About the Fund” sections of the prospectus are hereby superseded and replaced with the following:
It is anticipated that the Fund will make substantial use of derivatives, including both exchange-traded and over-the-counter (OTC) instruments. The Fund may invest in forward contracts (including forward foreign currency contracts and forward interest rate agreements), futures (including commodity-linked, currency, equity, index, interest rate, and other bond futures), options (including options on currencies, equities, and interest rates), structured investments (including commodity-linked structured notes), swaps (including equity swaps, swaps on commodity, equity and fixed income/bond futures, and credit default, cross-currency, interest rate and total return swaps) and options on swaps (commonly known as “swaptions”). The Fund may use these derivatives in an effort to implement the Fund’s strategy, to produce incremental earnings and enhance total return, to hedge existing positions, to increase market or credit exposure (including using derivatives as a substitute for the purchase or sale of the underlying security or other asset), to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities, and/or to change the Fund’s effective duration. One or more of the strategies used by the Fund and the Subsidiaries (as defined below) may result in leveraged exposure in general and to one or more specific asset classes.
The Fund may invest in securities and instruments, including derivatives, indirectly through two offshore, wholly-owned subsidiaries organized under the laws of the Cayman Islands (together the Subsidiaries, each a Subsidiary), managed by Columbia Management and subadvised by AlphaSimplex and AQR, respectively. The Subsidiaries have substantially the same investment objective as the Fund and their investments are consistent with the Fund’s investment restrictions applied on a “look through” basis. The Subsidiaries invest mainly in futures and/or swaps, including, but not limited to, commodity-related futures, swaps and swaps on commodity futures, but they may also make any other investments the Fund may make, including investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions. Unlike the Fund (which is subject to limitations under U.S. federal tax laws), the Subsidiaries may invest without limitation in commodity-linked derivatives; however, the Fund and its Subsidiaries will comply on a consolidated basis with asset coverage or segregation requirements. AlphaSimplex and AQR are expected to invest no more than 25% of the total assets of their respective sleeves in the Subsidiaries that they subadvise, and the Fund, in the aggregate, will not invest more than 25% of its total assets in the Subsidiaries.
The Fund expects to hold a significant amount of cash, U.S. Treasury securities, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments or mortgage-backed securities, or other liquid assets to meet its segregation obligations as a result of its investments in derivatives.
The Subsidiaries’ commodity-linked investments are expected to produce leveraged exposure to the performance of the commodities markets. In addition to its investments in commodity-linked derivative instruments, the Fund may, through investments in the Subsidiaries, invest directly in physical commodities, including but not limited to, gold, silver, platinum and palladium.
On the Effective Date, the information under the subsection “Fund Management” in the summary prospectus and the “Summary of the Fund” section of the prospectus is hereby revised to add the following:
Subadviser: AlphaSimplex Group, LLC (AlphaSimplex)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Alexander Healy, Ph.D.	Deputy Chief Investment Officer and Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	May 2018
SUP100_08_009_(05/18)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Kathryn Kaminski, Ph.D., CAIA	Chief Research Strategist and Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	May 2018
Philippe Lüdi, Ph.D., CFA	Senior Research Scientist and Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	May 2018
John Perry, Ph.D.	Senior Research Scientist and Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	May 2018
Robert Rickard	Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	May 2018
Robert Sinnott	Senior Research Scientist and Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	May 2018
The rest of the section remains the same.
On the Effective Date, the following information is added at the end of the section "Principal Investment Strategies" in the "More Information About the Fund" section of the prospectus:
The AlphaSimplex Sleeve — Managed Futures Strategy
Under normal market conditions, AlphaSimplex extensively uses a variety of derivative instruments, including futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also seeking to add value through volatility management. These market exposures, which are expected to change over time, may include, for example, exposures to the returns of U.S. and non-U.S. equity and fixed-income securities indices (including both broad- and narrow-based securities indices), currencies and commodities. AlphaSimplex has great flexibility to allocate derivatives exposure among various securities, indices, currencies, commodities and other instruments; the amount of the sleeve’s assets that may be allocated to derivative strategies and among these various instruments is expected to vary over time. AlphaSimplex uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity instruments across time periods of various lengths. AlphaSimplex believes that asset prices may show persistent trending behavior due to a number of behavioral biases among market participants as well as certain risk-management policies that will identify assets to purchase in upward-trending markets and identify assets to sell in downward-trending markets. AlphaSimplex believes that following trends across a widely diversified set of assets, combined with active risk management, may allow it to earn a positive expected return in its sleeve over time. The sleeve may have both “short” and “long” exposures within an asset class based upon AlphaSimplex’s analysis of multiple time horizons to identify trends in a particular asset class. AlphaSimplex scales the notional exposure of the futures and currency forward positions with the objective of targeting a relatively stable level of annualized volatility.
AlphaSimplex’s sleeve may from time to time emphasize one or more sectors in selecting its investments, including the financial services sector.
Although AlphaSimplex does not intend to invest in physical commodities directly, it expects to obtain investment exposure to commodities and commodity-related derivatives by investing in its Subsidiary. AlphaSimplex sleeve’s investment returns may be volatile over short periods of time.
On the Effective Date, the information under the subsection "Primary Service Providers - The Investment Manager" in the "More Information About the Fund" section of the prospectus is revised to add the following to the end of the fifth paragraph:
A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreement with AlphaSimplex will be available in the Fund’s annual report to shareholders for the fiscal year ending August 31, 2018.
The date the Subadvisers began serving the Fund is set forth under Subadvisers below. Any performance of the Fund prior to the date the Subadvisers began serving was achieved by one or more different subadvisers. Similarly, the portfolio turnover rate for periods prior to the Subadvisers’ management of the Fund was the result of management by one or more different subadvisers. A change in subadvisers may result in increased portfolio turnover.
The rest of the section remains the same.
On the Effective Date, the information under the subsection "Primary Service Providers - Subadvisers" in the "More Information about the Fund" section of the prospectus is hereby revised to add the following:
Subadviser: AlphaSimplex Group, LLC (AlphaSimplex)
AlphaSimplex, which has served as Subadviser to the Fund and its Subsidiary since May 2018, is located at 255 Main Street, Cambridge, Massachusetts 02142. AlphaSimplex, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management. AlphaSimplex has been a registered investment adviser with the SEC since 2003. AlphaSimplex was organized as a Delaware limited liability company in 1999 and specializes in providing quantitative advisory and subadvisory services.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Alexander Healy, Ph.D.	Deputy Chief Investment Officer and Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	May 2018
Kathryn Kaminski, Ph.D., CAIA	Chief Research Strategist and Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	May 2018

SUP100_08_009_(05/18)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Philippe Lüdi, Ph.D., CFA	Senior Research Scientist and Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	May 2018
John Perry, Ph.D.	Senior Research Scientist and Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	May 2018
Robert Rickard	Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	May 2018
Robert Sinnott	Senior Research Scientist and Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	May 2018
Alexander Healy, Ph.D. joined AlphaSimplex in 2007 and currently serves as Deputy Chief Investment Officer, focusing on risk management, asset allocation, and non-parametric investment models. Dr. Healy received an A.B. in Mathematics and Computer Science in 2002 and a Ph.D. in Theoretical Computer Science in 2007, both from Harvard University.
Kathryn Kaminski, Ph.D., CAIA joined AlphaSimplex in 2018 and currently serves as Chief Research Strategist and Portfolio Manager, focusing on portfolio construction and risk management. Prior to joining AlphaSimplex, Dr. Kaminski was a visiting scientist at the MIT Laboratory for Financial Engineering and held portfolio management positions as a director, investment strategies at Campbell and Company and as a senior investment analyst at RPM, a CTA fund of funds. Dr. Kaminski received her B.S. in Electrical Engineering and Ph.D. in Operations Research from Massachusetts Institute of Technology.
Philippe Lüdi, Ph.D., CFA joined AlphaSimplex in 2006 and currently serves as Senior Research Scientist, focusing on product and system engineering. Dr. Lüdi received the equivalent of an M.A. in Molecular and Computational Biology from the University of Basel in 2000, followed by an M.S. in Statistics in 2002 and a Ph.D. in Bioinformatics in 2006, both from Duke University.
John Perry, Ph.D. joined AlphaSimplex in 2012 and currently serves as Senior Research Scientist, focusing on research and portfolio management. Dr. Perry received a B.S. in Computer Engineering from the University of Utah and an M.S. in Management and a Ph.D. in Electrical Engineering and Computer Science from Massachusetts Institute of Technology.
Robert Rickard joined AlphaSimplex in 2015 and currently holds the position of Portfolio Manager. Mr. Rickard focuses on the management of short-term assets with AlphaSimplex’s products. Prior to joining AlphaSimplex, Mr. Rickard was at Reich & Tang. Mr. Rickard holds an M.B.A. in Finance from Pace University and a B.S. in Accounting from Siena College.
Robert Sinnott joined AlphaSimplex in 2009 and currently serves as Senior Research Scientist for trend and relative-value models. Mr. Sinnott received both an A.B. and A.M. in Statistics from Harvard University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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